Execution Version

Waiver, Discharge and Forgiveness Agreement and Forbearance Extension
to
Credit Agreement
Dated as of September 29, 2020
Among
OMP Operating LLC,
As Borrower,
Oasis Midstream Partners LP,
As Parent,

The Guarantors Party Hereto,
Wells Fargo Bank, N.A.,
As Administrative Agent and Issuing Bank,
And
The Lenders Party Hereto

WAIVER, DISCHARGE AND FORGIVENESS AGREEMENT AND FORBEARANCE EXTENSION
TO
CREDIT AGREEMENT
THIS WAIVER, DISCHARGE AND FORGIVENESS AGREEMENT AND FORBEARANCE EXTENSION TO Credit Agreement (this “Agreement”) dated as of September 29, 2020, is among OMP OPERATING LLC, a Delaware limited liability company (the “Borrower”); OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Parent”), the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and Wells Fargo BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 25, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.Parent, the Borrower, the Administrative Agent, and the Lenders executed that certain Limited Waiver to Credit Agreement, dated as of May 15, 2020 (the “Spring 2020 Waiver”), pursuant to which, among other things, the Administrative Agent and the Lenders party thereto agreed to waive certain Events of Default and to forbear from demanding payment of the Specified Default Interest (as defined in the Spring 2020 Waiver) during the Forbearance Period (as defined in the Spring 2020 Waiver), in each case subject to the terms therein.
C.The Credit Parties have requested, and the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions of this Agreement to (i) extend the Forbearance Period by amending the definition of “Termination Date” contained in the Spring 2020 Waiver and (ii) waive the obligation of the Borrower to pay the Specified Default Interest.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
Section 2.Extension of Forbearance Period. In reliance on the representations, warranties, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged and confessed, and subject to the satisfaction of the conditions
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precedent in Section 4 hereof, the Administrative Agent and the Lenders party hereto agree to amend and restate the definition of “Termination Date” in the Spring 2020 Waiver in its entirety to read as follows:
“Termination Date” shall mean the earlier to occur of (i) the occurrence of any Event of Default and (ii) the occurrence of the Maturity Date (as defined in that certain Senior Secured Superpriority Debtor-In-Possession Revolving Credit Agreement dated on or around September 29, 2020 (as amended from time to time in accordance with the terms thereof, the “OPNA DIP Credit Agreement”), among Oasis Petroleum North America LLC, a Delaware limited liability company (“OPNA”), the other debtors and guarantors party thereto (such debtors and guarantors, together with OPNA, the “RBL Credit Parties”), each of the lenders thereto and Wells Fargo Bank, N.A., as administrative agent and issuing bank.
Upon the occurrence of the Termination Date (but only to the extent that the waiver, discharge and forgiveness in Section 3 below has not become effective on or prior to such occurrence), the agreement hereunder and the agreement under the Spring 2020 Waiver of the Administrative Agent and the Lenders party hereto and thereto to forbear from demanding payment of the Specified Default Interest shall terminate automatically without further act or action by the Administrative Agent or the Lenders, and the Administrative Agent and the Lenders shall be entitled to exercise any and all rights and remedies available to it or them under the Loan Documents and this Agreement, at law, in equity, or otherwise. The amendment of the definition of “Termination Date” in this Section 2 and the limited forbearance provided herein and in Section 3 of the Spring 2020 Waiver (the “Forbearance”) (x) shall not, and should not be construed, as a waiver of the Specified Default Interest (except to the extent provided for in Section 3 upon satisfaction of the conditions precedent in Sections 4 and 5), (y) shall not constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, and (z) shall not constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future forbearance, and the parties hereto agree that the limited forbearance in this Section 2 shall only apply to demanding payment of the Specified Default Interest, and shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.
Section 3.Waiver/Discharge/Forgiveness of of Specified Default Interest. In reliance on the representations, warranties, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged and confessed, and subject to the satisfaction of the conditions precedent in Sections 4 and 5 hereof, the Administrative Agent and Lenders party hereto (constituting all of the Lenders under the Credit Agreement) hereby waive, discharge and forgive the obligation of the Borrower to pay the Specified Default Interest. For the avoidance of doubt, the foregoing waiver, discharge and forgiveness is limited solely to the Specified Default Interest and shall not be deemed to be, and
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shall not be construed as, a waiver, discharge or forgiveness of any other obligation of the Borrower or the Credit Parties under the Credit Agreement or the Loan Documents. Furthermore nothing contained herein, nor any past indulgence by Administrative Agent or any Lender nor any other action or inaction on behalf of Administrative Agent or any Lender, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall this Agreement constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, discharges, forgiveness, consents or amendments with respect to any provision of the Credit Agreement or any other Loan Document, and the parties hereto agree that the waiver, discharge and forgiveness provided herein shall solely constitute a one-time waiver, discharge and forgiveness of the Specified Default Interest, and shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.
Section 4.Conditions Precedent to Effectiveness of Agreement. This Agreement shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Agreement Effective Date”):
4.1Executed Counterparts of Agreement. The Administrative Agent shall have received from the Borrower, each Guarantor and each Lender (in such number as may be requested by the Administrative Agent) executed counterparts of this Agreement signed on behalf of such Person.
4.2No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Agreement.
The Administrative Agent is hereby authorized and directed to declare this Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.Conditions Precedent to Waiver/Discharge/Forgiveness of Specified Default Interest. The waiver, discharge and forgiveness of the Specified Default Interest in Section 3 shall become effective on the date that each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
5.1Conditions in Section 4. Each of the conditions in Section 4 above shall have been satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Waiver Effective Date”) to the extent that such conditions are satisfied prior to the Termination Date.
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5.2Reorganization of RBL Credit Parties. The RBL Credit Parties shall have consummated the “Plan” and the “Plan Effective Date” shall have occurred (each such term as defined in that certain Restructuring Support Agreement dated on or about the date hereof among the RBL Credit Parties and the Consenting Stakeholders (as defined therein) party thereto).
5.3Material Contracts. Each of the Material Contracts between any Credit Party or DevCo and any RBL Credit Party that were in effect as of the Agreement Effective Date shall be in full force and effect as of the Waiver Effective Date and shall not have been amended, modified or terminated in any manner adverse to any Credit Party or DevCo unless consented to by the Administrative Agent in its sole discretion in writing (it being understood that any modification that would result in reducing the amount payable under any such Material Contract to a Credit Party and/or Devco shall be deemed adverse) and no event or condition shall have occurred and be continuing as of the Waiver Effective Date that would give any RBL Credit Party the right to terminate any Material Contract, unless waived in writing by such RBL Credit Parties, as applicable.
The Administrative Agent is hereby authorized and directed to declare the waiver, discharge and forgiveness in Section 3 to be effective when it has received a certificate executed by a Responsible Officer of the Borrower certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5, together with such evidence thereof reasonably requested by the Administrative Agent, or upon the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes
Section 6.Miscellaneous.
6.1Confirmation and Effect. The provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Agreement, and, except as set forth in Section 2 and Section 3 of this Agreement, this Agreement shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement.
6.2No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Agreement, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Agreement or which may occur in the future under the Credit Agreement and/or the other Loan Documents, except as set forth in Section 2 and Section 3 of this Agreement. Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default except as expressly provided for in Section 2 and Section 3 of this Agreement, (b) amend or alter
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any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
6.3Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party remains in full force and effect and (c) represents and warrants to the Lenders that as of the date hereof, and after giving effect to the limited forbearance set forth in Section 2 and the waiver, discharge and forgiveness in Section 3: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.4Release of Claims. The Borrower and the other Credit Parties on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the date hereof, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Administrative Agent, any Lender or any of their respective officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors or assigns (each of the foregoing, collectively, the “Released Parties”). Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has relating in any way to any event, circumstance, action or failure to act by the Released Parties on account of or in any way touching, concerning, arising out of or founded upon the Credit Agreement (without giving effect to the Agreement), the other Loan Documents (to the extent in effect prior to the date hereof) and/or the transactions contemplated or otherwise evidenced thereby, in each case, to the extent arising on or prior to the date hereof. Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
6.5Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement by
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facsimile or email transmission (including via DocuSign or other similar electronic signature technology) shall be effective as delivery of a manually executed counterpart hereof.
6.6No Oral Agreement. This Agreement, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
6.7GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.8Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.9Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.10Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.11Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[Signatures Begin Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
BORROWER:
OMP OPERATING LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

GUARANTORS:
OASIS MIDSTREAM PARTNERS LP

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BIGHORN DEVCO LLC

By: /s/ Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

PANTHER DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:
WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender

By: /s/ David Dodd
Name: David Dodd
Title: Managing Director

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

LENDERS:
CITIBANK, N.A., as a Lender

By: /s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Swingline Lender

By: /s/ Anson Williams
Name: Anson Williams
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

LENDERS:
ROYAL BANK OF CANADA, as a Lender

By: /s/ Amy G. Josephson
Name: Amy G. Josephson
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a
Lender

By: /s/ Trudy W. Nelson
Name: Trudy W. Nelson
Title: Authorized Signatory

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew Brice
Name: Matthew Brice
Title: Director

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

BBVA USA, as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

CITIZENS BANK, N.A., as a Lender

By: /s/ Michael Flynn
Name: Michael Flynn
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

ING CAPITAL LLC, as a Lender

By: /s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

By: /s/ Lauren Gutterman
Name: Lauren Gutterman
Title: Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

BOKF, NA dba BANK OF TEXAS,
as a Lender

By: /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

BRANCH BANK & TRUST, as a Lender

By: /s/ Jade K. Silver
Name: Jade K. Silver
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

COMERICA BANK, as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Relationship Manager, AVP

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

IBERIA BANK, as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jake Dowden
Name: Jake Dowden
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

REGIONS BANK, as a Lender

By: /s/ J. Patrick Carrigan
Name: J. Patrick Carrigan
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

ZB, N.A. dba AMEGY BANK, as a Lender

By: /s/ John Moffitt
Name: John Moffitt
Title: Senior Vice President

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

MIZUHO BANK, LTD., as a Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page to Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)

ACKNOWLEDGEMENT AND RATIFICATION: Each DevCo hereby (a) acknowledges the terms of this Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including each DevCo Guaranty) to which it is a party and agrees that each Loan Document (including each DevCo Guaranty) to which it is a party remains in full force and effect and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Agreement: (i) all of the representations and warranties contained in each Loan Document (including each DevCo Guaranty) to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

ACKNOWLEDGED AND RATIFIED:

    BEARTOOTH DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

    BOBCAT DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

Acknowledgement and Ratification of Waiver/Discharge/Forgiveness Agreement and Forbearance Extension to Credit Agreement
(OMP Operating LLC)